DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The company has no key employees or directors and does not remunerate key management personnel. Key decision makers of the company are all employees of the ultimate parent company or its subsidiaries, which provide management services under the Master Services Agreement with Brookfield. Refer to Note 25.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2025, 2024, and 2023:

(US$ MILLIONS)	2025	2024	2023
Inventory costs	$208	$508	$527
Subcontractor and consultant costs	2,947	3,253	2,432
Concession construction materials and labor costs	204	163	299
Depreciation and amortization expense	718	780	728
Compensation	1,321	1,850	1,749
Other direct costs	1,134	1,014	1,059
Total	$6,532	$7,568	$6,794
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
Total lease expenses relating to short-term and low-value leases included in other direct costs for the year ended December 31, 2025 were $8 million (2024: $9 million, 2023: $13 million) and $1 million (2024: $3 million, 2023: $4 million), respectively.